Exhibit 10.4

FIRST AMENDMENT TO MASTER LEASE
THIS FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) is entered into as of September 30, 2015, by and between by and between the entities listed as “Tenant” on the signature pages attached hereto (each referred to herein individually and collectively as “Tenant”) and CTR PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord").
R E C I T A L S :
A.    Landlord and Tenant are parties to that certain Master Lease entered into as of July 30, 2015 (the “Lease”), concerning those certain Premises more particularly described in the Lease.
B.    Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Lease.
C.    Tenant and Landlord now desire to amend the Lease, all as hereinafter provided.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:
1.Base Rent. The first sentence of Section 2.1.1 of the Lease is hereby deleted in its entirely and is replaced with the following: “During the Term, Tenant will pay to Landlord as base rent hereunder (the “Base Rent”), an annual amount equal to Seventeen Million Twenty-Three Thousand Dollars ($17,023,000).”
2.Mansfield Lease. A new Section 2.1.3 is hereby added to the Lease as follows: “2.1.3     Landlord and Tenant agree and acknowledge that following the Effective Date, Landlord may be obligated to pay additional amounts of purchase price under the Purchase Agreement in connection with the subsequent assumption by Tenant (or its affiliate) of the Mansfield Lease (the “Mansfield Consideration”), all on the terms and conditions set forth in the Purchase Agreement and the Nomination Agreement. Tenant further agrees and acknowledges that pursuant to the Nomination Agreement, Tenant (together with certain of its affiliates) has assumed Landlord’s obligations under the Purchase Agreement with respect to the facility that is the subject of the Mansfield Lease and with respect to the Mansfield Lease itself and Tenant hereby reaffirms its obligations under the Nomination Agreement. If Landlord is obligated to pay the Mansfield Consideration under the Purchase Agreement, then effective as of the date on which Landlord pays the Mansfield Consideration to the seller under the Purchase Agreement, the annual Base Rent payable by Tenant to Landlord pursuant to Section 2.1.1 shall be increased to an annual amount equal to Seventeen Million and Two Hundred Thousand Dollars ($17,200,000).”
3.Insurance. Section 9.2.1 of the Lease is hereby deleted in its entirety and is replaced with the following:

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“9.2.1 All of the policies of insurance required to be maintained by Tenant under this Article IX shall (a) be written in form satisfactory to Landlord and any Facility Mortgagee and issued by insurance companies (i)(A) with a policyholder and financial rating of not less than “A-“/”X” in the most recent version of Best’s Key Rating Guide or (B) a Financial Stability Rating of “A” or higher from Demotech, and (ii) authorized to do insurance business in the applicable Situs State; (b) provide that any insurance maintained by Landlord for or with respect to the Premises shall be excess and noncontributory with Tenant’s insurance; and (c) include a waiver of all rights of subrogation and recovery against Landlord.”

4.	Impositions. The following is hereby added as Section 4.1.7 of the Lease:
“4.1.7 The parties acknowledge that certain Impositions attributable to calendar year 2015 will be due and payable to the applicable taxing authorities in calendar year 2016. In connection with the Landlord’s acquisition of the Facilities and the closing to occur under the Purchase Agreement and the OTA, as of the Commencement Date Landlord or Tenant will receive a credit from Current Operators and/or the seller of the Facilities in connection with the Impositions attributable to calendar year 2015 but not due and payable until calendar year 2016 (said credit, the “Imposition Credit”). Tenant hereby assigns any right, title, or interest that Tenant may have in such Imposition Credit to Landlord to be held, applied and paid as provided in this Section 4.1.7. Such Imposition Credit represents an estimate of the amount of certain Impositions (based upon 2014 tax invoices) attributable to the period from January 1, 2015 through September 30, 2015 (the “2015 Impositions”). Invoices for 2015 Impositions will not be available until November 2015, at the earliest. Pursuant to this Lease, Tenant is obligated to pay all Impositions levied or charged against the Premises. Therefore, Landlord and Tenant hereby agree that Landlord will hold all amounts attributable to the Imposition Credit and Real Property Impositions pursuant to Section 4.5 of this Lease and Landlord will make available to Tenant, from time to time as 2015 Impositions are due and payable by Tenant, a portion of the amount of 2015 Impositions at the time and in the amount and manner provided in Section 4.5 of this Lease with respect to Real Property Impositions. In the event the amount of 2015 Impositions invoiced exceeds the Imposition Credit, then Tenant shall use its commercially reasonable efforts to enforce the provisions of Section 7.3 of the OTA; provided, however, as otherwise set forth in this Lease, Tenant shall be solely responsible for paying all Impositions levied upon the Premises notwithstanding any insufficiency of the Imposition Credit.”
5.Compliance. The following is hereby added as a new Section 6.15 to the Lease:
“6.15 Compliance.
6.15.1    All documentation, coding, billing and collection practices of Tenant, and of any billing or collection agent acting on behalf of any Tenant, shall be in compliance with all applicable Legal Requirements and all conditions of participation, conditions of payment, contracts, standards, policies, manuals, procedures and other requirements of all applicable Third Party Payor Programs. Tenant shall document, code, bill and process claims for

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reimbursement and report and refund any overpayments received from Third Party Payor Programs in compliance with all applicable Legal Requirements and Third Party Payor Programs, including the terms of all Provider Agreements. Any overpayment owing to any Governmental Payor (or its authorized designee) shall be timely repaid to such Governmental Payor (or its authorized designee) in accordance with the Legal Requirements applicable to such Governmental Payor program. No such overpayment shall be retained by Tenant or the Facilities in any manner that could constitute a violation of the Federal False Claims Act (31 U.S.C. §§ 3729-3733), or any similar state or local statute or regulation
6.15.2    Tenant shall (and shall cause any Guarantor that is an entity to) operate, maintain and abide by, an effective Compliance Program and shall permit and fully cooperate with any Compliance Review (such cooperation shall include making available appropriate employees, officers, directors, agents, contractors, subcontractors and representatives of Tenant and Guarantor as Landlord or Landlord’s representatives may request to discuss Tenant’s Compliance Programs, policies and procedures and the regulatory risks faced by Tenant and Guarantor). Tenant’s Compliance Program shall actively promote compliance with all applicable Legal Requirements and incorporate the elements of an effective compliance plan identified in any guidance issued by the U.S. Department of Health and Human Services, Office of the Inspector General (“OIG”).
6.15.3 Tenant shall maintain all patient, billing and other records that are required to be maintained by any Legal Requirements, Governmental Authority or any Third Party Payor Program. All such records shall be complete and accurate in all material respects and shall comply with, and be maintained in compliance with, all Legal Requirements and all conditions of participation, conditions of payment, contracts, standards, policies, manuals, procedures and other requirements of all applicable Third Party Payor Programs.
6.15.4 Tenant shall timely file all material cost reports, cost statements, documents, notices and other reports required to be filed by any Governmental Authority or any Third Party Payor Program. All such filings shall be complete and accurate in all material respects and shall comply with all Legal Requirements and all conditions of participation, conditions of payment, contracts, standards, policies, manuals, procedures and other requirements of all applicable Third Party Payor Programs.
6.15.5 Without limiting any of Landlord’s other rights under this Lease, Landlord and its representatives may enter any portion of the Premises upon two Business Days’ prior notice to inspect any portion of the Premises for compliance with the terms of this Section 6.15 or to perform a Compliance Review; provided that no such notice shall be required in the event of an emergency or upon an Event of Default. No such entry shall unreasonably interfere with residents, patients, patient care or the business conducted on the Premises. During normal business hours, Tenant shall permit Landlord and its representatives, inspectors and consultants to examine all contracts, books, documentation of compliance with Legal Requirements and financial and other records (wherever kept) relating to the business and Tenant’s operations at any portion of the Premises and will provide copies of all such records to Landlord upon request. As used

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herein: (i) “Compliance Program” shall mean a corporate compliance program designed to promote compliance with, detect violations of, and appropriately address, correct and remediate noncompliance with, applicable Legal Requirements, Third Party Payor Program requirements and standards of ethical conduct, and (ii) “Compliance Review” shall mean a review conducted by Landlord or any of its representatives, at Landlord’s cost, of the effectiveness of Tenant’s compliance plan and other compliance functions, as well as of regulatory risks faced by Tenant in connection with any Facility(ies) and the operation of the business conducted thereon.
6.15.6 Notwithstanding anything in this Lease to the contrary, and in addition to the reports and information required under Section 6.7 of this Lease, upon Landlord’s reasonable request from time to time, Tenant shall provide Landlord with such additional information in conjunction with a Compliance Review conducted by Landlord or in connection with Tenant’s compliance with the terms and conditions of this Section 6.15.”
6.Indemnity. The following is hereby added to the end of Section 19.4 of the Lease: “Without limiting the generality of the foregoing, Tenant shall indemnify, defend, protect, save, hold harmless and reimburse Landlord for, from and against any and all costs, expenses, damages, liabilities, attorneys’ fees, or other amounts paid by Landlord in connection with the written indemnity delivered by Landlord of any Tenant’s obligations under any Interim Documents entered into as of the Effective Date. As used herein, “Interim Documents” shall mean any Interim Management Agreement, Interim Sublease, or any Multi-Party Agreement entered into as of the Effective Date with respect to a Facility and by and between any Tenant (and/or its management company affiliate), on the one hand, and the outgoing operator of such Facility, on the other hand, and pursuant to which (among other things) said Tenant (and/or its management company affiliate) agrees to (i) sublease the Facility to said outgoing operator on an interim basis for temporary licensing purposes, and/or (ii) manage the day-to-day operations of said Facility utilizing the outgoing operator’s operating license.”
7.Miscellaneous.
a.    Effect of Amendment. Except to the extent the Lease is modified by this Amendment, the remaining terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of conflict, between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control. As used in the Lease, all references to “this Lease” shall mean and refer to the Lease as amended by this Amendment.
b.    Entire Agreement. The Lease, together with this Amendment, embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.
c.    Counterparts. This Amendment may be executed in one or more counterparts, including facsimile counterparts or electronic pdf counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one in the same Amendment.

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d.    Reaffirmation of Obligations. Notwithstanding the modifications to the Lease contained herein, Tenant hereby acknowledges and reaffirms its obligations under the Lease as amended hereby and all other documents executed by Tenant in connection therewith. Notwithstanding the modifications to the Lease contained herein, each Guarantor hereby acknowledges and reaffirms its obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and further agrees that any reference made in such Guaranty to the Lease or any terms or conditions contained therein shall mean such Lease or such terms or conditions as modified by this Amendment.
(a)[Signature pages to follow]

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IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first set forth above.

TENANT:
PRISTINE SENIOR LIVING OF BEAVERCREEK, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF BELLBROOK, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF CINCINNATI-DELHI, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF CINCINNATI-RIVERVIEW, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF CINCINNATI-THREE RIVERS, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF DAYTON-CENTERVILLE, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF ENGLEWOOD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager

PRISTINE SENIOR LIVING OF JAMESTOWN, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF PORTSMOUTH, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF OXFORD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF MIDDLETOWN, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF TOLEDO, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF WILLARD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager
PRISTINE SENIOR LIVING OF XENIA, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By: /s/ Christopher T. Cook

        Christopher T. Cook, Manager

LANDLORD:

CTR PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	CARETRUST GP, LLC, a Delaware limited liability company Its: general partner

By:	CARETRUST REIT, INC., a Maryland corporation, its sole member

By: /s/ Gregory K. Stapley	Gregory K. Stapley, President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED AND AGREED, REAFFIRMING OBLIGATIONS SET FORTH IN THAT CERTAIN JOINDER TO THE LEASE, AS AMENDED HEREBY, AND THAT CERTAIN GUARANTY (AS DEFINED IN THE LEASE):
GUARANTOR:
/s/ Christopher T. Cook

Christopher T. Cook
/s/ Stephen C. Ryan

Stephen C. Ryan
PRISTINE SENIOR LIVING, LLC,
an Indiana limited liability company
By: /s/ Christopher T. Cook
    Christopher T. Cook, Manager